Exhibit 4.1

Zynga R

NUMBER

ZNGA

SPECIMEN

NOT NEGOTIABLE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SPECIMEN

CLASS A COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 98986T 10 8

THIS CERTIFIES THAT:

SPECIMEN – NOT NEGOTIABLE

IS THE OWNER OF

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

NEW YORK, NY

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

FULLY PAID AND NON-ASSESSABLE SHAES OF CLASS A COMMON STOCK, $0.00000625 PAR VALUE PER SHAE, OF

ZYNGA INC.

Transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now in effect or as hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile is signatures of the Corporation’s duly authorized officers.

DATED:

PRESIDENT

SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN	- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian

(Cust)                        (Minor)

under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com